FC1 4Q 2017 And Full Year Earnings Review And 2018 Outlook January 24, 2018 (Preliminary Results)

FC2 Ford Credit Strategy Ford Credit Maintains A Relentless Focus On Business Fundamentals SERVICEORIGINATE FUND • Support Ford and Lincoln sales • Strong dealer relationships • Full spread of business • Consistent underwriting • Robust credit evaluation and verification • Efficient use of capital • High customer and dealer satisfaction • World-class servicing • Credit losses within expectations • Operationally fit with lean cost structure • Strong liquidity • Diverse sources and channels • Cost effective • Credit availability through economic cycles

FC3 • Strong fourth quarter pre-tax profit across all segments • Receivables grew globally led by retail • Significant benefit resulted from Tax Cuts and Jobs Act in the U.S. • Launched Canvas vehicle subscription service in Los Angeles, in addition to San Francisco • Ford Credit and Lincoln Automotive Financial Services ranked highest in J.D. Power U.S. Customer Satisfaction Study for mass market and luxury brands 4Q 2017 Highlights

Financial Review

FC5 Pre-tax results higher YoY Managed receivables grew across all segments Liquidity remains strong Managed leverage at low end of target range reflecting impact of tax reform Key Financial Summary 2017 H / (L) 2016 2017 H / (L) 2016 Total contract volumes (000) 576 57 2,149 38 Results (Mils) Americas segment 487$ 144$ 1,795$ 284$ Europe segment 106 125 329 91 Asia Pacific segment 16 1 85 24 Total segments 609$ 270$ 2,209$ 399$ Unallocated other 1 (58) 101 32 Total pre-tax results 610$ 212$ 2,310$ 431$ (Provision for) / Benefit from income taxes 1,204 1,269 697 1,203 Net income 1,814$ 1,481$ 3,007$ 1,634$ Balance Sheet Highlights Liquidity (Bils) 30$ 3$ Debt (Bils) 138 11 Managed receivables* (Bils) 151 14 Managed leverage* (to 1) 8.0 (1.2) 4Q FY * See Appendix for detail, reconciliation to GAAP and definitions

FC6 Tax reform resulted in $1.4 billion of favorable benefits Ford Credit’s effective tax rate in 2018 is expected to be about 15% Ongoing, Ford Credit’s effective tax rate is expected to be about 25% Tax Cuts and Jobs Act – Impact to Ford Credit (Mils) 4Q 2017 FY 2017 FY 2017 Effective Tax Rate Pre-tax results 610$ 2,310$ (Provision for) / Benefit from income taxes, before adjustments (202) (733) 32% Tax Cuts And Jobs Act Mandatory repatriation (399)$ (375)$ Deferred tax liability revaluation 1,805 1,805 Total adjustments 1,406$ 1,430$ (Provision for) / Benefit from income taxes 1,204$ 697$ (30)% Net income 1,814$ 3,007$

FC7 Solidly profitable globally Improved YoY in all segments FY 2017 Pre-Tax Results By Segment (Mils) $2,310 $1,795 $329 $85 $101 Total Americas Europe Asia Pacific B / (W) FY 2016 $ 431 $284 $91 $24 $32 $2,209 Unallocated Other* * See Appendix for definitions

FC8 20172016 2017201620172016 20172016 2017201620172016 Average Placement FICO Managed Receivables* (Bils) Over-60-Day Delinquencies (Pct) Pre-Tax Results (Mils) Loss-to-Receivables (LTR) (Pct) U.S. Retail and Lease Net Receivables (Bils) FY 2017 Key Metrics Strong and improved YoY PBT Business and portfolio continue to perform well U.S. consumer credit metrics remain healthy * See Appendix for reconciliation to GAAP 10% 23% 1 bp 6 bps10% 7 pts $130 $143 $137 $151 $1,879 $2,310 739 746 0.15%0.14% 0.47% 0.53%

FC9 PBT improved $431M YoY reflecting favorable volume and mix, lease residual improvement and financing margin Volume and mix up due to global receivables growth Lease residual improvement driven by higher than expected auction values FY 2017 Pre-Tax Results (Mils) 20172016 Volume / Mix Financing Margin Lease Residual Exchange Other Credit Loss Residual Losses $118 Supplemental Depreciation (62) Non-Repeat of 2016 Pension Settlement $ 77 Operating Costs & Other (37)

FC10 Solidly profitable globally Improved YoY in all segments 4Q 2017 Pre-Tax Results By Segment (Mils) $610 $487 $106 $16 $1 Total Americas Europe AsiaPacificB / (W) 4Q 2016 $212 $144 $125 $1 $(58) $609 Unallocated Other* * See Appendix for definitions

FC11 20172016 2017201620172016 20172016 2017201620172016 Average Placement FICO Managed Receivables* (Bils) Over-60-Day Delinquencies (Pct) Pre-Tax Results (Mils) Loss-to-Receivables (LTR) (Pct) U.S. Retail and Lease Net Receivables (Bils) 4Q 2017 Key Metrics Strong 4Q PBT up sharply YoY Receivables grew globally, led by retail financing in all segments Business and portfolio continue to perform well U.S. consumer credit metrics healthy with improved delinquencies in 4Q FY: $1,879 $2,310 739 746 0.15% 0.14% 0.47% 0.53% 6 bps1 bp7 pts23% * See Appendix for reconciliation to GAAP 10% 53% 3 bps 1 bp10% 9 pts $130 $143 $137 $151 $398 $610 741 750 0.16% 0.13% 0.59%0.60%

FC12 4Q 2017 Pre-Tax Results (Mils) 4Q 20174Q 2016 Volume / Mix Financing Margin Lease Residual Exchange Other Credit Loss Residual Losses $106 Supplemental Depreciation (50) 4Q Ford Credit PBT YoY improvement of $212M broad-based as all factors favorable except credit losses Volume and mix gain due to global receivables growth Higher auction values YoY drove lease residual improvement Pension improvement reflects non-repeat of 2016 Ford Credit Europe plan settlement (fully offset in Europe Automotive) Non-Repeat of 2016 Pension Settlement $ 77 Operating Costs & Other 5 Derivatives Market Valuation (58)

FC13 Americas Financing Shares And Contract Placement Volume 2016 2017 2016 2017 Financing Shares (%) Retail Installment and Lease Share of Ford Retail Sales (excl. Fleet) United States 47% 58% 56% 55 % Canada 80 87 75 77 Wholesale Share United States 76% 75% 76% 76 % Canada 62 59 61 61 Contract Placement Volume - New and Used Retail / Lease (000) United States 251 307 1,159 1,119 Canada 43 44 181 184 Mexico 14 10 47 40 Total Americas Segment 308 361 1,387 1,343 4Q FY

FC14 Europe Financing Shares And Contract Placement Volume 2016 2017 2016 2017 Financing Shares (incl. Fleet) (%) Retail Installment and Lease Share of Total Ford Sales U.K. 39% 38% 38% 35 % Germany 51 47 47 48 Total Europe Segment 39 38 37 37 Wholesale Share U.K. 100% 100% 100% 100 % Germany 96 93 93 94 Total Europe Segment 99 97 98 98 Contract Placement Volume - New and Used Retail / Lease (000) U.K. 43 35 201 174 Germany 39 39 149 155 All Other 45 56 177 212 Total Europe Segment 127 130 527 541 4Q FY

FC15 Asia Pacific Financing Shares And Contract Placement Volume 2016 2017 2016 2017 Financing Shares (incl. Fleet) (%) Retail Installment Share of Total Ford Sales China 26% 29% 19% 28 % India 11 10 5 10 Wholesale Share China 60% 60% 58% 57 % India 34 36 29 36 Contract Placement Volume - New and Used Retail (000) China 81 82 192 256 India 3 3 5 9 Total Asia Pacific Segment 84 85 197 265 4Q FY

FC16 $41.4 $29.8 $9.2 $74.6 $55.1 $15.0 $26.7 $26.4 Total Asia PacificAmericas Net Investment in Operating Leases Consumer Financing Non-Consumer Financing Europe $11.5 $142.7 $111.3 $24.5 $6.9 4Q 2017 H/(L) 2016 (Pct.) (Ppts.) SUV / CUV 55 1 Car 22 (4) Truck 23 3 Prudent management of lease mix Operating lease portfolio was 19% of total net receivables U.S. and Canada represent 99% of operating lease portfolio 4Q 2017 Net Receivables Mix (Bils)

FC17 66 mo 64 mo 65 mo 65 mo 66 mo 65 mo 3% 4% 4% 6% 6% 7% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 743 741 741 744 748 750 6% 6% 6% 6% 6% 6% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Disciplined and consistent underwriting practices Portfolio quality evidenced by FICO scores and steady risk mix Extended-term contracts relatively small part of our business U.S. Origination Metrics FICO and Higher Risk Mix (Pct) Retail Contract Terms Retail ≥ 73 Months Mix Average Retail Placement Term Higher Risk Portfolio Mix Retail and Lease Average Placement FICO

FC18 Delinquencies and repossessions remain low Severity trended favorably reflecting improved auction market Charge-offs and LTR continue to be within our placement expectations Strong loss metrics reflect healthy consumer credit conditions U.S. Retail And Lease Credit Loss Drivers $79 $108 $96 $82 $95 $109 0.45% 0.59% 0.54% 0.46% 0.53% 0.60% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 $10.0 $10.7 $10.6 $10.5 $9.8 $10.2 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Severity (000) Charge-Offs (Mils) and LTR Ratio (Pct) 8 10 9 8 9 10 1.06% 1.16% 1.16% 1.06% 1.12% 1.16% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Repossessions (000) and Repo. Rate (Pct) 0.16% 0.16% 0.16% 0.13% 0.15% 0.13% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Over-60-Day Delinquencies (excl. Bankruptcies) Repo. Rate Repossessions LTR Ratio Charge-offs

FC19 $541 $548 $584 $588 $644 $668 0.40% 0.40% 0.42% 0.41% 0.44% 0.44% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 $107 $132 $119 $101 $118 $143 0.32% 0.39% 0.35% 0.29% 0.33% 0.39% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Worldwide credit loss metrics remain strong Credit loss reserve based on historical losses, portfolio quality and receivables level YoY reserve growth reflects credit loss trends and growth in receivables Worldwide Credit Loss Metrics Charge-Offs (Mils) and LTR Ratio (Pct) Credit Loss Reserve (Mils) and Reserve as a Pct of EOP Managed Receivables (Pct) Reserve as a Pct of EOP Managed Receivables Credit Loss Reserve LTR Ratio Charge-offs

FC20 29% 29% 31% 30% 28% 28% 18% 19% 24% 22% 19% 17% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 9 10 11 11 9 9 69 70 77 76 72 65 11 11 10 10 10 8 89 91 98 97 91 82 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Lease share continues to be below industry reflecting Ford sales mix Lower Ford mix reflects reductions in certain vehicle lines U.S. Lease Origination Metrics Lease Placement Volume (000) Lease Share of Retail Sales (Pct) 24-Month 36-Month 39-Month / Other * Source: JD Power PIN Ford Credit Industry*

FC21 $17,725 $16,760 $16,910 $17,200 $17,470 $17,155 $20,565 $19,530 $19,955 $20,530 $20,795 $20,525 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 60 65 79 80 70 61 77% 81% 83% 81% 79% 78% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Healthy used car market supporting lease residual and credit loss performance Auction values higher YoY Continue to plan for lower auction values -- about 4% at constant mix in 2018 U.S. Lease Residual Performance Lease Return Volume (000) and Return Rates (Pct) Off-Lease Auction Values (at 4Q17 Mix) Return Rates Return Volume 24-Month 36-Month

FC22 Securitized Funding as Pct of Managed Receivables 39% 37% 35% Funding is diversified across platforms and markets Well capitalized with strong investment grade balance sheet profile Funding Structure – Managed Receivables* (Bils) $11 $11 $12 $12 $13 $16 $6 $9 $9 $62 $66 $75 $50 $50 $53 $6 $6 $5 $2 $4 $5$127 $137 $151 YE 2015 YE 2016 YE 2017 Commercial Paper Term Debt (incl Bank Borrowings) Ford Interest Advantage / Deposits Term Asset-Backed Securities Cash Equity Other * See Appendix for reconciliation to GAAP and definitions

FC23 Public Term Funding Plan* (Bils) * Numbers may not sum due to rounding; see Appendix for definitions 2015 2016 2017 Actual Actual Actual Unsecured -- Currency of issuance (USD Equivalent) USD 11$ 9$ 10$ $ 10 - 12 CAD 1 1 2 1 - 2 EUR / GBP 4 3 3 2 - 3 Other 1 1 1 1 Total unsecured 17$ 14$ 16$ $ 14 - 18 Securitizations 13$ 13$ 15$ $ 13 - 15 Total public 30$ 28$ 32$ $ 27 - 33 Forecast 2018

FC24 $24 $27 $30 $25+ YE15 YE16 YE17 Target 10.2 9.9 8.79.5 9.2 8.0 YE15 YE16 YE17 Target Managed leverage at low end of target range reflecting favorable one-time tax adjustment Liquidity remains strong and above target Balance Sheet Metrics Leverage (to 1 )* Liquidity Available For Use (Bils) 8 - 9 * See Appendix for reconciliation to GAAP Managed Financial Statement

FC25 2016 FY 2017 FY 2018 FY Results Results Plan Pre-Tax Profit 1,879$ 2,310$ < 2017 FY Distributions -$ 406$ ~ $2,000 Expect 2018 pre-tax profit to be strong but lower than 2017 Distributions are planned to maintain leverage within target range Expect distributions of about $2 billion primarily reflecting one-time favorable tax benefit 2018 Guidance (Mils)

FC26 • Full year 2017 pre-tax profit $2.3 billion; up 23% YoY • Receivables grew globally • Consistent originations, servicing, and collections • Funding plan well-positioned for business cycles • Expect strong profitability in 2018 and about $2 billion in distributions • Strategic asset to Ford, supporting sales and delivering profits Key Takeaways

FC27 Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Decline in industry sales volume, particularly in the United States, Europe, or China, due to financial crisis, recession, geopolitical events, or other factors; • Lower-than-anticipated market acceptance of Ford’s new or existing products or services, or failure to achieve expected growth; • Market shift away from sales of larger, more profitable vehicles beyond Ford’s current planning assumption, particularly in the United States; • Continued or increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in foreign currency exchange rates, commodity prices, and interest rates; • Adverse effects resulting from economic, geopolitical, protectionist trade policies, or other events; • Work stoppages at Ford or supplier facilities or other limitations on production (whether as a result of labor disputes, natural or man-made disasters, tight credit markets or other financial distress, production constraints or difficulties, or other factors); • Single-source supply of components or materials; • Labor or other constraints on Ford’s ability to maintain competitive cost structure; • Substantial pension and other postretirement liabilities impairing liquidity or financial condition; • Worse-than-assumed economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns); • Restriction on use of tax attributes from tax law “ownership change;” • The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, or increased warranty costs; • Increased safety, emissions, fuel economy, or other regulations resulting in higher costs, cash expenditures, and/or sales restrictions; • Unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Adverse effects on results from a decrease in or cessation or claw back of government incentives related to investments; • Cybersecurity risks to operational systems, security systems, or infrastructure owned by Ford, Ford Credit, or a third party vendor or supplier; • Failure of financial institutions to fulfill commitments under committed credit and liquidity facilities; • Inability of Ford Credit to access debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts, due to credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • New or increased credit regulations, consumer or data protection regulations, or other regulations resulting in higher costs and/or additional financing restrictions. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Appendix

FC29 Appendix Credit Ratings FCA1 Americas Financing Shares And Contract Placement Volume FCA2 Europe Financing Shares And Contract Placement Volume FCA3 Asia Pacific Financing Shares And Contract Placement Volume FCA4 U.S. Origination Metrics FCA5 U.S. Retail And Lease Credit Loss Drivers FCA6 Worldwide Credit Loss Metrics FCA7 U.S. Lease Residual Performance FCA8 U.S. Lease Origination Metrics FCA9 Total Net Receivables Reconciliation to Managed Receivables FCA10 Financial Statement Leverage Reconciliation to Managed Leverage FCA11 Liquidity Sources FCA12 Balance Sheet Liquidity Profile FCA13 Non-GAAP Financial Measures that Supplement GAAP Measures FCA14 Definitions and Calculations FCA15

FC30 Credit Ratings S&P Moody's Fitch DBRS Issuer Ratings Ford Motor BBB N/A BBB BBB Ford Credit BBB N/A BBB BBB FCE Bank plc BBB N/A BBB NR Long-Term Senior Unsecured Ford Motor BBB Baa2 BBB BBB Ford Credit BBB Baa2 BBB BBB FCE Bank plc BBB Baa2 BBB NR Short-Term Unsecured Ford Credit A-2 P-2 F2 R-2M Outlook Stable Stable Stable Stable A1

FC31 Americas Financing Shares And Contract Placement Volume A2 2013 2014 2015 2016 2017 Financing Shares (%) Retail Installment and Lease Share of Ford Retail Sales (excl. Fleet) United States 56% 63% 65% 56% 55 Canada 65 67 73 75 77 Wholesale Share United States 77% 77% 76% 76% 76 Canada 65 64 64 61 61 Contract Placement Volume - New and Used Retail / Lease (000) United States 1,122 1,231 1,342 1,159 1,119 Canada 140 149 160 181 184 Mexico 4 25 26 47 40 Total Americas Segment 1,266 1,405 1,528 1,387 1,343

FC32 Europe Financing Shares And Contract Placement Volume A3 2013 2014 2015 2016 2017 Financing Shares (incl. Fleet) (%) Retail Installment and Lease Share of Total Ford Sales U.K. 38% 40% 40% 38% 35 Germany 45 48 48 47 48 Total Europe Segment 34 36 37 37 37 Wholesale Share U.K. 100% 100% 100% 100% 100 Germany 92 92 93 93 94 Total Europe Segment 98 98 98 98 98 Contract Placement Volume - New and Used Retail / Lease (000) U.K. 171 195 207 201 174 Germany 127 135 140 149 155 All Other 106 130 158 177 212 Total Europe Segment 404 460 505 527 541

FC33 Asia Pacific Financing Shares And Contract Placement Volume 2013 2014 2015 2016 2017 Financing Shares (incl. Fleet) (%) Retail Installment Share of Total Ford Sales China 13% 13% 12% 19% 28 % India - - 1 5 10 Wholesale Share China 59% 62% 56% 58% 57 % India - - 14 29 36 Contract Placement Volume - New and Used Retail (000) China 92 109 108 192 256 India - - - 5 9 Total Asia Pacific Segment 92 109 108 197 265 A4

FC34 60 mo 62 mo 64 mo 65 mo 65 mo 0% 1% 4% 4% 6% 2013 2014 2015 2016 2017 738 741 740 739 746 5% 5% 6% 6% 6% 2013 2014 2015 2016 2017 Disciplined and consistent underwriting practices Portfolio quality evidenced by FICO scores and steady risk mix Extended-term contracts relatively small part of our business U.S. Origination Metrics FICO and Higher Risk Mix (Pct) Retail Contract Terms A5 Retail ≥ 73 Months Mix Average Retail Placement Term Higher Risk Portfolio Mix Retail and Lease Average Placement FICO

FC35 29 28 28 33 36 1.18% 1.06% 0.98% 1.05% 1.13% 05 1015 2025 3035 4045 5055 6065 7075 2013 2014 2015 2016 2017 Repo. Rate Repossessions Delinquencies and repossessions remain low Severity increased reflecting longer term financing and lower auction values Charge-offs and LTR continue to be within our placement expectations Strong loss metrics reflect healthy consumer credit conditions U.S. Retail And Lease Credit Loss Drivers $127 $146 $206 $324 $382 0.26% 0.27% 0.33% 0.47% 0.53% $- $100 $200 $300 $400 $500 $600 $700 2013 2014 2015 2016 2017 $7.6 $7.9 $8.9 $10.1 $10.3 2013 2014 2015 2016 2017 Severity (000) Charge-Offs (Mils) and LTR Ratio (Pct) Repossessions (000) and Repo. Rate (Pct) 0.15% 0.14% 0.12% 0.15% 0.14% 2013 2014 2015 2016 2017 Over-60-Day Delinquencies (excl. Bankruptcies) A6 LTR Ratio Charge-offs

FC36 $380 $359 $422 $548 $668 0.37% 0.32% 0.33% 0.40% 0.44% 2013 2014 2015 2016 2017 $176 $209 $271 $415 $481 0.18% 0.19% 0.23% 0.31% 0.34% 2013 2014 2015 2016 2017 0 100 200 300 400 500 600 700 Worldwide credit loss metrics remain strong Credit loss reserve based on historical losses, portfolio quality and receivables level YoY reserve growth reflects credit loss trends and growth in receivables Worldwide Credit Loss Metrics Charge-Offs (Mils) and LTR Ratio (Pct) Credit Loss Reserve (Mils) and Reserve as a Pct of EOP Managed Receivables (Pct) A7 Reserve as a Pct of EOP Managed Receivables Credit Loss Reserve LTR Ratio Charge-offs

FC37 $17,385 $17,865 $17,975 $17,210 $16,825 $19,000 $18,765 $19,785 $19,085 $19,535 2013 2014 2015 2016 2017 114 189 180 246 290 71% 78% 74% 78% 80% 2013 2014 2015 2016 2017 0 100 200 300 400 Healthy used car market supporting lease residual and credit loss performance Auction values stronger than expected Continue to plan for lower auction values -- about 4% at constant mix in 2018 U.S. Lease Residual Performance Lease Return Volume (000) and Return Rates (Pct) Off-Lease Auction Values (at incurred Mix) A8 24-Month 36-Month Return Rates Return Volume

FC38 24% 26% 28% 30% 29% 18% 20% 22% 22% 20% 2013 2014 2015 2016 2017 41 40 39 39 40 189 230 276 298 290 94 87 92 56 38324 357 407 393 368 2013 2014 2015 2016 2017 Lease share continues to be below industry reflecting Ford sales mix U.S. Lease Origination Metrics Lease Placement Volume (000) Lease Share of Retail Sales (Pct) * Source: JD Power PIN A9 24-Month 36-Month 39-Month / Other Ford Credit Industry*

FC39 Total Net Receivables Reconciliation To Managed Receivables* (Bils) FCA10 2015 2016 2017 Dec 31 Dec 31 Dec 31 Americas Segment Consumer financing 47.3$ 51.2$ 55.1$ Non-Consumer financing 27.2 28.9 29.8 Net investment In operating leases 24.9 26.9 26.4 Total Americas Segment 99.4$ 107.0$ 111.3$ Europe Segment Consumer financing 10.3$ 10.8$ 15.0$ Non-Consumer financing 8.2 7.4 9.2 Net investment In operating leases 0.2 0.3 0.3 Total Europe Segment 18.7$ 18.5$ 24.5$ Asia Pacific Segment Consumer financing 2.0$ 2.9$ 4.5$ Non-Consumer financing 1.8 1.8 2.4 Net investment In operating leases - - - Total Asia Pacific Segment 3.8$ 4.7$ 6.9$ Total net receivables 121.9$ 130.2$ 142.7$ Managed Receivables Consumer financing 59.6$ 64.9$ 74.6$ Non-Consumer financing 37.2 38.1 41.4 Finance receivables, net (GAAP) 96.8$ 103.0$ 116.0$ Net investment In operating leases (GAAP) 25.1 27.2 26.7 Total net receivables 121.9$ 130.2$ 142.7$ Unearned interest supplements and residual support 4.5 5.3 6.1 Allowance for credit losses 0.4 0.5 0.7 Other, primarily accumulated supplemental depreciation 0.4 0.9 1.0 Total managed receivables (Non-GAAP) 127.2$ 136.9$ 150.5$ * See Appendix for definitions

FC40 Financial Statement Leverage Reconciliation To Managed Leverage*(Bils) 2015 2016 2017 Dec 31 Dec 31 Dec 31 Leverage Calculation Total debt 119.6$ 126.5$ 137.8$ Adjustments for cash (11.2) (10.8) (11.8) Adjustments for derivative accounting (0.5) (0.3) - Total adjusted debt 107.9$ 115.4$ 126.0$ Equity 11.7$ 12.8$ 15.9$ Adjustments for derivative accounting (0.3) (0.3) (0.1) Total adjusted equity 11.4$ 12.5$ 15.8$ Financial statement leverage (to 1) (GAAP) 10.2 9.9 8.7 Managed leverage (to 1) (Non-GAAP) 9.5 9.2 8.0 * See Appendix for definitions FCA11

FC41 Liquidity Sources* (Bils) * See Appendix for definitions FCA12 2015 2016 2017 Dec 31 Dec 31 Dec 31 Liquidity Sources Cash 11.2$ 10.8$ 11.8$ Committed ABS facilities 33.2 34.6 33.4 Other unsecured credit facilities 2.3 2.5 3.3 Ford corporate credit facility allocation 3.0 3.0 3.0 Total liquidity sources 49.7$ 50.9$ 51.5$ Utilization of Liquidity Securitization cash (4.3)$ (3.4)$ (3.8)$ Committed ABS facilities (20.6) (19.9) (17.2) Other unsecured credit facilities (0.8) (0.7) (1.1) Ford corporate credit facility allocation - - - Total utilization of liquidity (25.7)$ (24.0)$ (22.1)$ Gross liquidity 24.0$ 26.9$ 29.4$ Adjustments (0.5) 0.1 0.1 Net liquidity available for use 23.5$ 27.0$ 29.5$

FC42 Balance Sheet Liquidity Profile (Bils) Cumulative Maturities at December 31, 2017 $93 $125 $147 $161 $61 *** $87 $106 $138 2018 2019 2020 2021 & Beyond * Includes finance receivables net of unearned income, investment in operating leases net of accumulated depreciation, cash and cash equivalents, and marketable securities (excluding amounts related to insurance activities) ** Retail and lease ABS are treated as amortizing to match the underlying assets *** Includes all of the wholesale ABS term maturities of $9.9 billion that otherwise contractually extend to 2019 and beyond $13.3 $13.4 $13.8 $28.4 Unsecured Long-Term Debt Maturities FCA13 Assets* Debt**

FC43 Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP. These non-GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. FCA14

FC44 Adjustments (as shown on the Liquidity Sources chart) • Include certain adjustments for asset-backed capacity in excess of eligible receivables and cash related to the Ford Credit Revolving Extended Variable-utilization program (“FordREV”), which can be accessed through future sales of receivables Cash (as shown on the Funding Structure, Liquidity Sources and Leverage charts) • Cash and cash equivalents and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities Committed Asset-Backed Security (“ABS”) Facilities (as shown on the Liquidity Sources chart) • Committed ABS facilities are subject to availability of sufficient assets, ability to obtain derivatives to manage interest rate risk, and exclude FCE Bank plc (“FCE”) access to the Bank of England’s Discount Window Facility Securitizations (as shown on the Public Term Funding Plan chart) • Public securitization transactions, Rule 144A offerings sponsored by Ford Motor Credit, and widely distributed offerings by Ford Credit Canada Securitization Cash (as shown on the Liquidity Sources chart) • Securitization cash is cash held for the benefit of the securitization investors (for example, a reserve fund) Term Asset-Backed Securities (as shown on the Funding Structure chart) • Obligations issued in securitization transactions that are payable only out of collections on the underlying securitized assets and related enhancements Total Debt (as shown on the Leverage chart) • Debt on Ford Credit’s balance sheet. Includes debt issued in securitizations and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions Total Net Receivables (as shown on the Total Net Receivables Reconciliation To Managed Receivables chart) • Includes finance receivables (retail and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors Unallocated Other (as shown on the Pre-Tax Results by Segment chart) • Items excluded in assessing segment performance because they are managed at the corporate level, including market valuation adjustments to derivatives and exchange-rate fluctuations on foreign currency-denominated transactions Definitions And Calculations FCA15